UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22906

Virtus Alternative Solutions Trust

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:(800)-243-1574

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

ANNUAL REPORT
VIRTUS ALTERNATIVE SOLUTIONS  TRUST

October 31, 2021
Virtus Duff & Phelps Select MLP and Energy Fund
Virtus KAR Long/Short Equity Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the Fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in either Fund presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the respective Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To Virtus Alternative Solutions Trust Shareholders:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended October 31, 2021.
During this fiscal year, markets expressed optimism about the economic reopening that was driven by the release of COVID-19 vaccines, and ongoing monetary support and fiscal stimulus. Doubts crept in during the period, however, as the Delta variant impacted productivity and cascading supply chain issues led to higher prices. Strong corporate profitability drove equity markets higher for much of the period, although concerns about inflation and interest rates hindered fixed income markets.
Domestic and international equity indexes delivered strong returns for the 12 months ended October 31, 2021. U.S. large-capitalization stocks returned 42.91%, as measured by the S&P 500® Index, but were outpaced by small-cap stocks, which gained 50.80%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), returned 34.18%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), gained 16.96%.
In fixed income markets, the yield on the 10-year Treasury rose sharply to 1.55% on October 31, 2021, from 0.88% on October 31, 2020, based on fears of rising inflation. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 0.48% for the 12-month period, but non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were up 10.53%.
On behalf of our investment managers, I thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
December 2021
Refer to the Manager’s Discussion section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF May 1, 2021 TO October 31, 2021
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Alternative Solutions Trust fund (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended October 31, 2021.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio*	Expenses Paid During Period**
Duff & Phelps Select MLP and Energy Fund
	Class A	$ 1,000.00	$ 1,210.10	1.40%	$ 7.80
	Class C	1,000.00	1,206.20	2.15	11.96
	Class I	1,000.00	1,213.60	1.15	6.42
KAR Long/Short Equity Fund
	Class A	1,000.00	1,042.80	2.19	11.30
	Class C	1,000.00	1,039.10	2.95	15.17
	Class I	1,000.00	1,044.20	1.95	10.03
	Class R6	1,000.00	1,044.70	1.88	9.67

*	Annualized expense ratios include dividend expense on securities sold short and interest expense on securities sold short.
**	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF May 1, 2021 TO October 31, 2021
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio*	Expenses Paid During Period**
Duff & Phelps Select MLP and Energy Fund
	Class A	$ 1,000.00	$ 1,018.14	1.40%	$ 7.13
	Class C	1,000.00	1,014.36	2.15	10.92
	Class I	1,000.00	1,019.40	1.15	5.86
KAR Long/Short Equity Fund
	Class A	1,000.00	1,014.14	2.19	11.14
	Class C	1,000.00	1,010.33	2.95	14.95
	Class I	1,000.00	1,015.39	1.95	9.89
	Class R6	1,000.00	1,015.74	1.88	9.54

*	Annualized expense ratios include dividend and interest expense on securities sold short.
**	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
KEY INVESTMENT TERMS (Unaudited)
October 31, 2021
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Alerian MLP Index
A composite of the 50 most prominent energy master limited partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis (NYSE: AMZ) and on a total-return basis (NYSE:AMZX). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade, fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Exchange–Traded Funds (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Master Limited Partnerships (“MLPs”)
Investment which combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. To be classified as an MLP, a partnership must derive most of its cash flows from real estate, natural resources and commodities.
Mont Belvieu Propane Spot Price
The current price at which propane produced in Mont Belvieu, TX is trading in US dollars per gallon. Buyers and sellers in the propane market track the Mont Belvieu propane spot price as it is a strategic geographic location in North America for the production and processing of propane, given its proximity for both onshore and offshore transportation.
MSCI EAFE® Index (net)
The MSCI EAFE®(Europe, Australasia, Far East) Index (net) is a free float-adjusted, market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Organization of the Petroleum Exporting Countries Plus (“OPEC+”)
The Organization of the Petroleum Exporting Countries Plus (OPEC+) is a loosely affiliated entity consisting of the 13 OPEC members and 10 of the world’s major non-OPEC oil-exporting nations. OPEC+ aims to regulate the supply of oil in order to set the price on the world market.
Public Limited Company (“PLC”)
A Public Limited Company (PLC) is the legal designation of a limited liability company that has offered shares to the general public and has limited liability.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued) October 31, 2021
Russell 3000® Index
The Russell 3000® Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
S&P 500® Energy Sector Index
The S&P 500® Energy comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
SPGMI Quality Rankings
The SPGMI Quality Rankings are used to measure the financial quality of a company. These rankings evaluate the growth and stability of a company’s earnings and dividends over the most recent 40 quarters.
West Texas Intermediate (“WTI”)
West Texas Intermediate (WTI) is a crude oil that serves as one of the main global oil benchmarks.

Ticker Symbols:
Class A: VLPAX
Class C: VLPCX
Class I: VLPIX
Duff & Phelps Select MLP and Energy Fund Fund Summary (Unaudited)
Portfolio Manager Commentary by
Duff & Phelps Investment Management Co.
■	The Fund is non-diversified and has an investment objective of total return with a secondary objective of income. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended October 31, 2021, the Fund’s Class A shares at NAV returned 86.75%, Class C shares at NAV returned 85.81%, and Class I shares at NAV returned 87.52%. For the same period, the Alerian MLP Index, which serves as both the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 85.70%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended October 31, 2021?
The energy sector experienced a recovery of historic proportions in the fiscal year ended October 31, 2021 that was every bit as dramatic as the pandemic-driven collapse of the prior 12 months. The S&P 500 Energy Sector Index rose 111.1% for the fiscal period, dwarfing the 42.9% return of the S&P 500® Index on a total return basis. As is typical during rallies that favor higher-risk securities, the relatively defensive midstream energy subsector rose less than the broader energy sector, but still roughly doubled the return of the S&P 500® Index, with the Alerian MLP Index up 85.7% over the fiscal period on a total return basis.
The sector’s ascent started in earnest in November 2020, when positive news about COVID-19 vaccine efficacy gave the world hope that the pandemic would soon be brought under control, and gave investors hope that energy demand would soon begin to normalize. Days later, what initially appeared to be split U.S. election results (Democratic House and Republican Senate) gave the sector another shot of adrenaline—it was expected that a divided Congress would have difficulty passing prohibitive legislation against the oil and gas sector. This drove midstream stocks up nearly 38.6% from November 6 to December 10 of 2020.
It later became apparent that the Democrats had secured a political sweep with the narrowest of margins in the Senate, raising concerns about potential punitive policy against oil and gas. But the sector had already gained significant upward momentum by this time and would chart a strong course higher for several months to come. By the end of April 2021, the Alerian MLP Index had fully recovered from its cliff dive at the start of the pandemic, gaining 183.7% from the bottom in March 2020. Vaccine distribution throughout the developed markets accelerated during the spring, pushing crude oil demand higher as both driving and flying activity increased. The emergence of the Delta variant in the summer was a hiccup that paused the recovery of demand and resulted in a 13.7% decline in the Alerian MLP Index from mid-June through mid-August of 2021. Stocks regained their footing, however, and appreciated another 7.5% to end the fiscal year.
Outside of pandemic recovery dynamics, volatile weather was arguably the most impactful factor for energy commodities and stocks. This started with an unusually cold end to winter across the U.S., Europe, and Asia that drew global natural gas inventories sharply lower. In the U.S., Winter Storm Uri resulted in an unprecedented double whammy of exceptionally high demand and massive supply disruptions across the key Texas/Oklahoma producing region. Australian liquefied natural gas (LNG) suppliers experienced several unplanned outage events, impacting flows to Asia. In Europe, withdrawals from natural gas storage continued deeper into spring than is typical. Once withdrawals shifted to injections, the region found itself in a de facto bidding war against Asia to secure a limited supply of available LNG cargoes. This dynamic continued throughout the relatively warm summer. Then in late summer, Hurricane Ida swept through the U.S. Gulf Coast, knocking significant supplies of oil and gas offline for several weeks. Already tight markets for crude oil, natural gas, and natural gas liquids (NGLs) were brought under even more pressure, leaving global inventories for key heating fuels at uncomfortably low levels entering the winter of 2021-22, and supporting prices for natural gas and propane.
NGL demand was also underpinned by the shift from experiential/service-oriented purchases to buying physical goods. This was especially true in Asia, which generally led the global recovery, and thus supported LPG exports from the U.S. But with U.S. domestic production generally flat and exports rising, this served to tighten inventories and put upward pressure on NGL prices, especially propane and ethane.
OPEC+ was generally supportive of the sector’s recovery during the fiscal year, but not without its fair share of drama. The group’s monthly meetings to evaluate demand trends and agree on the pace of supply resumption were briefly disrupted last summer when the United Arab Emirates insisted on a higher quota for its production allowance. This brought back bad memories of the prior spring, when a Russia-Saudi Arabia disagreement led to an all-out price war that eventually pushed crude oil prices into negative territory. Fortunately, a compromise was reached this time around, and OPEC+ outlined programmatic increases of crude oil production over the next several months, subject to re-evaluation at each monthly meeting. As a result, inventories continued to draw for most of the fiscal year, supporting crude oil prices.
The remarkable impact to energy commodity prices from these dynamics was universally positive. For the fiscal year, West Texas Intermediate (WTI) crude oil futures rose 133.5%, Henry Hub natural gas futures rose 61.8%, Mont Belvieu propane spot prices rose 154.8%, and Mt. Belvieu ethane spot prices rose 90.6%.
Despite the rise in key commodity prices, North American shale producers abandoned their historical role as the source of swing supply and largely kept promises to maintain flattish production profiles, in an effort to demonstrate capital discipline to investors. The new paradigm for energy stock outperformance is to grow capital returns to shareholders, which requires companies to hold the line on capital spending even as commodity prices rise. The market clearly rewarded the stocks for this shift, and it continued to support commodity prices.
Given the rise in commodity prices, it was no surprise that inflation picked up during the 12-month
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Select MLP and Energy Fund (Continued)
period. Fortunately, most midstream companies have built-in protection from rising costs.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed the Alerian MLP Index on a total return basis for the 12 months ended October 31, 2021. The Fund benefitted on a relative basis from significant and well-timed additions to high-quality companies that were able to strengthen their competitive positioning during the economic recovery. In addition, the Fund was substantially underweight several benchmark holdings, and these names were significant underperformers during the fiscal period. The Fund lagged the benchmark over the first and second quarters of the fiscal year, which were sharp rallies of higher-risk assets, characterized by indiscriminate price appreciation. However, the Fund outperformed the benchmark over the third and fourth quarters of the fiscal year, when sector performance was modestly positive and driven more by fundamental factors.
The five largest individual contributors to Fund performance on an absolute basis were Targa Resources, Cheniere Energy, ONEOK, Plains GP Holdings, and MPLX. These companies benefitted from the strong rally in the sector and in energy commodity prices. Each possessed a moderate to significant degree of exposure to the recovery in demand as vaccines were deployed and economic activity began to normalize.
There were no performance detractors on an absolute basis for the fiscal year. The five smallest individual contributors to Fund performance on an absolute basis were Sunnova Energy, Phillips 66 Partners, Sempra Energy, Valero Energy, and Enable
Midstream. These were fairly small positions, on balance, with the Fund exiting or initiating positions intra-period in four of the five holdings.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Energy Industry Concentration: The Fund’s investments are concentrated in the energy industry, which presents a greater risk of the Fund’s value decreasing than if the Fund were broadly diversified over numerous sectors of the economy.
MLPs: Investments in Master Limited Partnerships may be adversely impacted by interest rates, tax law changes, regulation, or factors affecting underlying assets.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of October 31, 2021.
Gathering/Processing	28%
Diversified	28
Downstream/Other	19
Electric, LDC & Power	11
Petroleum Transportation & Storage	8
Natural Gas Pipelines	6
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Select MLP and Energy Fund (Continued)
Average Annual Total Returns1 for periods ended 10/31/21

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	86.75%	3.46%	2.43%	9/9/15
Class A shares at POP[3,4]	76.48	2.30	1.49	9/9/15
Class C shares at NAV and with CDSC[2,4]	85.81	2.69	1.66	9/9/15
Class I shares at NAV	87.52	3.72	2.68	9/9/15
Alerian MLP Index	85.70	-0.56	-1.34 [5]	—
Fund Expense Ratios[6]: A Shares: Gross 3.12%, Net 1.41%; C Shares: Gross 3.85%, Net 2.16%; I Shares: Gross 2.80%, Net 1.16%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 10/31

This chart assumes an initial investment of $10,000 made on September 9, 2015 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 26, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual expense limitation in effect through June 26, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios reflect fees and expenses associated with the underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A : VLSAX
Class C: VLSCX
Class I: VLSIX
Class R6: VLSRX
KAR Long/Short Equity Fund Fund Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Fund is non-diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year October 31, 2021, the Fund’s Class A shares at NAV returned 16.47%, Class C shares at NAV returned 15.65%, Class I shares at NAV returned 16.75%, and Class R6 shares at NAV returned 16.86%. For the same period, the Russell 3000® Index which serves as both the Fund’s broad-based and style-specific index appropriate for comparison, returned 43.90%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended October 31, 2021?
For the 12-month period, markets delivered positive performance across the board, experiencing volatility in September 2021 and then rebounding strongly in October 2021. The S&P 500® Index notched gains and new highs throughout the period, primarily driven by strong earnings fueled by the economic reopening and boosted by federal stimulus, accommodative monetary policy, and COVID-19 vaccines. In fact, improving corporate profitability was the key catalyst behind significant equity returns since the recession that was triggered by COVID-19.
Small-company stocks, as measured by the Russell 2000® Index, outperformed large-company stocks. The low-quality rally that took hold in November of 2020 and continued into the first quarter of 2021 took a pause toward the end of the second quarter of 2021 and through October. High-quality companies, as measured by a return on equity over 20% and a low debt-to-capital ratio, performed better in the third quarter of 2021 versus lower-quality companies, as measured by SPGMI Quality Rankings of B and lower, as well as debt/capital in excess of 70%.
For the fiscal year ended October 31, 2021, the S&P 500® Index returned 42.91%, while small-capitalization stocks, as represented by the Russell 2000® Index, soared to 50.80%. The Russell 3000® Index returned 43.90%.
What factors affected the Fund’s performance during its fiscal year?
The Fund delivered positive performance but underperformed its benchmark, the Russell 3000® Index, for the fiscal year ended October 31, 2021. The Fund’s net market exposure as of the end of the fiscal year was 83.76%, made up of 98.87% in long positions and -15.11% in short positions. Net exposure is the difference between a fund’s short positions and long positions, expressed as a percentage. For example, if 80% of a fund is long and 20% is short, the fund’s net exposure would be 60%.
In the Fund’s long portfolio, poor stock selection in information technology and consumer staples detracted from performance. Strong stock selection in real estate and an underweight in health care contributed positively to performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Short Sales: The Fund may engage in short sales, and may incur a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.
Counterparties: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of October 31, 2021.
Common Stocks		110%
Information Technology	35%
Financials	16
Industrials	14
Health Care	11
Communication Services	11
Consumer Discretionary	8
Real Estate	6
Consumer Staples	6
Materials	3
Short-Term Investment		7
Securities Sold Short		(17)
Industrials	(7)
Consumer Discretionary	(4)
Financials	(2)
Consumer Staples	(2)
Real Estate	(1)
Communication Services	(1)
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Long/Short Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 10/31/21

	1 Year	Since inception	Inception date
Class A shares at NAV[2]	16.47%	25.27%	12/6/18
Class A shares at POP[3,4]	10.06	22.85	12/6/18
Class C shares at NAV and with CDSC[2,4]	15.65	24.36	12/6/18
Class I shares at NAV	16.75	25.61	12/6/18
Class R6 shares at NAV	16.86	25.68	12/6/18
Russell 3000® Index	43.90	22.62 [5]	—
Fund Expense Ratios[6]: A Shares: Gross 2.54%, Net 2.34%; C Shares: Gross 3.28%, Net 3.09%; I Shares: Gross 2.31%, Net 2.09%, R6 Shares: Gross 2.19%, Net 2.02%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 10/31

This chart assumes an initial investment of $10,000 made on December 6, 2018 (inception date of the Fund), for Class A shares, Class C shares, Class I shares, and Class R6 shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 26, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual expense limitation in effect through February 28, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios reflect fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Select MLP and Energy Fund
SCHEDULE OF INVESTMENTS October 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks & MLP Interests—100.9%
Diversified—27.7%
Energy Transfer LP	172,579	$ 1,641
Enterprise Products Partners LP	22,325	506
Keyera Corp.	16,318	418
Kinder Morgan, Inc.	50,246	842
MPLX LP	33,419	1,007
ONEOK, Inc.	24,041	1,529
Pembina Pipeline Corp.	29,006	960
		6,903

Downstream/Other—19.3%
Cheniere Energy, Inc.(1)	18,036	1,865
Enviva Partners LP	7,188	481
Golar LNG Ltd.(1)	45,903	598
Marathon Petroleum Corp.	14,404	950
Valero Energy Corp.	11,729	907
		4,801

Electric, LDC & Power—11.0%
CenterPoint Energy, Inc.	11,734	306
NextEra Energy Partners LP	10,900	941
Sempra Energy	4,954	632
Sunnova Energy International, Inc.(1)	8,957	399
Sunrun, Inc.(1)	8,113	468
		2,746

Gathering/Processing—27.9%
DCP Midstream LP	30,884	961
	Shares	Value

Gathering/Processing—continued
EnLink Midstream LLC	57,468	$ 451
Equitrans Midstream Corp.	64,608	666
Hess Midstream LP Class A	40,820	1,027
Targa Resources Corp.	48,580	2,656
Western Midstream Partners LP	55,167	1,172
		6,933

Natural Gas Pipelines—6.5%
Williams Cos., Inc. (The)	57,301	1,610
Petroleum Transportation & Storage—8.5%
Enbridge, Inc.	22,556	944
Plains GP Holdings LP Class A	107,073	1,167
		2,111

Total Common Stocks & MLP Interests (Identified Cost $22,347)		25,104

Total Long-Term Investments—100.9% (Identified Cost $22,347)		25,104

TOTAL INVESTMENTS—100.9% (Identified Cost $22,347)		$25,104
Other assets and liabilities, net—(0.9)%		(212)
NET ASSETS—100.0%		$24,892
Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
MLP	Master Limited Partnership

Footnote Legend:
(1)	Non-income producing.

Country Weightings (Unaudited)†
United States	88%
Canada	9
Bermuda	3
Total	100%
† % of total investments as of October 31, 2021.

Ownership Structure (Unaudited)†,††
Major Midstream Companies	38%
MLP Affiliates & Other	24
Midstream MLP	21
Embedded General Partner	15
Other MLP	2
Total	100%
† % of total investments as of October 31, 2021.
†† Midstream MLPs are publicly traded limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and operate and own assets used in transporting, storing, gathering, processing, treating, or marketing of natural gas, natural gas liquids, crude oil, and refined products.
Foreign LPs are offshore entities organized as partnerships or limited liability companies but elect to be treated as corporations for U.S. federal income tax purposes.
MLP Affiliates & Other consist of LLCs, Yieldcos and Limited Partnerships structured as corporations for tax purposes. LLCs are limited liability companies which hold investments in limited partner interests and may issue distributions in the form of additional shares, also known as paid-in-kind (PIK) distributions. Yieldcos are entities structured similar to an MLP but without possession of assets that would qualify for pass-through tax treatment and thus are not treated as partnerships for federal income tax purposes. Other also includes c-corporations that hold significant midstream or downstream assets.
Pure-Play General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with either direct economic incentive distribution rights to an underlying MLP or direct ownership in an affiliated general partner entity.
Embedded General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with ownership in other assets beyond sole economic interests in an MLP.
Major Midstream Companies are entities that own and operate assets used in transporting, storing, gathering, processing, treating, or marketing of natural gas liquids, crude oil and refined products and structured as C-corporations for federal income tax purposes.
Other MLPs are publicly traded limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and can include any MLP that is not Midstream.
See Notes to Financial Statements

Duff & Phelps Select MLP and Energy Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of October 31, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Financial Statements):
	Total Value at October 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks & MLP Interests	$25,104	$25,104
Total Investments	$25,104	$25,104
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at October 31, 2021.
There were no transfers into or out of Level 3 related to securities held at October 31, 2021.
See Notes to Financial Statements

KAR Long/Short Equity Fund
SCHEDULE OF INVESTMENTS October 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—99.1%
Communication Services—9.5%
Alphabet, Inc. Class C(1)(2)	2,761	$ 8,187
Auto Trader Group plc	506,333	4,196
MediaAlpha, Inc. Class A(1)	158,749	2,783
		15,166

Consumer Discretionary—6.9%
Home Depot, Inc. (The)	12,551	4,666
Pool Corp.	12,474	6,426
		11,092

Consumer Staples—5.2%
Lamb Weston Holdings, Inc.	90,688	5,119
Monster Beverage Corp.(1)	37,004	3,146
		8,265

Financials—14.8%
Berkley (W.R.) Corp.	49,100	3,908
Moody’s Corp.	13,905	5,620
Primerica, Inc.(2)	46,866	7,885
Ryan Specialty Group Holdings, Inc. Class A(1)	166,575	6,295
		23,708

Health Care—9.5%
Cooper Cos., Inc. (The)	7,451	3,106
Mettler-Toledo International, Inc.(1)	2,355	3,488
Silk Road Medical, Inc.(1)	57,970	3,403
Zoetis, Inc. Class A	24,311	5,256
		15,253

Industrials—12.3%
Lennox International, Inc.	14,253	4,266
Old Dominion Freight Line, Inc.	16,515	5,637
TransUnion	39,152	4,514
Verisk Analytics, Inc.(2)	25,298	5,319
		19,736

Information Technology—31.9%
Avalara, Inc.(1)	16,633	2,988
CDW Corp.(2)	29,687	5,541
Clearwater Analytics Holdings, Inc. Class A (1)	267,773	6,020
DocuSign, Inc.(1)	13,593	3,783
Duck Creek Technologies, Inc.(1)	57,687	1,817
EVERTEC, Inc.	174,516	7,890
	Shares	Value

Information Technology—continued
Intuit, Inc.(2)	9,413	$ 5,892
Jack Henry & Associates, Inc.(2)	18,735	3,119
nCino, Inc.(1)	46,882	3,407
Trade Desk, Inc. (The) Class A(1)	70,970	5,316
Visa, Inc. Class A	25,439	5,387
		51,160

Materials—3.1%
Scotts Miracle-Gro Co. (The)	33,407	4,959
Real Estate—5.9%
Lamar Advertising Co. Class A	82,736	9,366
Total Common Stocks (Identified Cost $109,535)		158,705

Total Long-Term Investments—99.1% (Identified Cost $109,535)		158,705

Short-Term Investment—6.3%
Money Market Mutual Fund—6.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	10,043,610	10,044
Total Short-Term Investment (Identified Cost $10,044)		10,044

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT—105.4% (Identified Cost $119,579)		168,749

Securities Sold Short(4)—(15.2)%
Communication Services—(0.9)%
Angi, Inc.(5)	(110,382)	(1,383)
Consumer Discretionary—(3.4)%
H&R Block, Inc.	(108,055)	(2,493)
ODP Corp. (The)(5)	(68,514)	(2,967)
		(5,460)

Consumer Staples—(1.5)%
Central Garden & Pet Co. Class A(5)	(34,875)	(1,611)
	Shares	Value

Consumer Staples—continued
Flowers Foods, Inc.	(34,281)	$ (849)
		(2,460)

Financials—(2.2)%
Focus Financial Partners, Inc. Class A(5)	(37,248)	(2,342)
SiriusPoint Ltd.(5)	(117,482)	(1,104)
		(3,446)

Industrials—(6.3)%
ACCO Brands Corp.	(185,653)	(1,535)
Allison Transmission Holdings, Inc.	(29,911)	(998)
ArcBest Corp.	(15,355)	(1,379)
Deluxe Corp.	(64,904)	(2,315)
Textainer Group Holdings Ltd.(5)	(88,235)	(3,467)
Werner Enterprises, Inc.	(6,747)	(306)
		(10,000)

Real Estate—(0.9)%
Paramount Group, Inc.	(109,810)	(931)
Retail Opportunity Investments Corp.	(32,481)	(577)
		(1,508)

Total Securities Sold Short (Proceeds $(16,411))		(24,257)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT—90.2% (Identified Cost $103,168)		$144,492
Other assets and liabilities, net—9.8%		15,689
NET ASSETS—100.0%		$160,181

Footnote Legend:
(1)	Non-income producing.
(2)	All or portion segregated as collateral for securities sold short.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund.
(5)	No dividend expense on security sold short.
See Notes to Financial Statements

KAR Long/Short Equity Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of October 31, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Financial Statements):
	Total Value at October 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$158,705	$158,705
Money Market Mutual Fund	10,044	10,044
Total Assets	168,749	168,749
Liabilities:
Equity Securities:
Common Stocks	(24,257)	(24,257)
Total Liabilities	(24,257)	(24,257)
Total Investments	$144,492	$144,492
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at October 31, 2021.
There were no transfers into or out of Level 3 related to securities held at October 31, 2021.
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST
STATEMENTS OF ASSETS AND LIABILITIES October 31, 2021
(Reported in thousands except shares and per share amounts)
	Duff & Phelps Select MLP and Energy Fund	KAR Long/Short Equity Fund
Assets
Investment in securities at value(1)	$ 25,104	$168,749
Cash	—	50
Due from broker	—	15,976
Receivables
Investment securities sold	26	—
Fund shares sold	12	22
Dividends and interest	111	15
Tax receivable	25	—
Prepaid Trustees’ retainer	— (a)	1
Prepaid expenses	22	38
Other assets	2	14
Total assets	25,302	184,865
Liabilities
Due to custodian	76	—
Securities sold short(2)	—	24,257
Payables
Fund shares repurchased	57	144
Investment securities purchased	—	19
Investment advisory fees	2	155
Distribution and service fees	1	2
Administration and accounting fees	3	15
Transfer agent and sub-transfer agent fees and expenses	5	36
Professional fees	177	25
Trustee deferred compensation plan	2	14
Other accrued expenses	87	17
Total liabilities	410	24,684
Net Assets	$ 24,892	$160,181
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 138,803	$119,864
Accumulated earnings (loss)	(113,911)	40,317
Net Assets	$ 24,892	$160,181

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2021
(Reported in thousands except shares and per share amounts)
	Duff & Phelps Select MLP and Energy Fund	KAR Long/Short Equity Fund
Net Assets:
Class A	$ 2,117	$ 5,578
Class C	$ 297	$ 456
Class I	$ 22,478	$ 153,771
Class R6	$ —	$ 376
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	225,860	293,664
Class C	32,111	24,537
Class I	2,438,822	8,035,229
Class R6	—	19,637
Net Asset Value and Redemption Price Per Share:*
Class A	$ 9.37	$ 18.99
Class C	$ 9.25	$ 18.59
Class I	$ 9.22	$ 19.14
Class R6	$ —	$ 19.17
Maximum Offering Price Per Share (NAV/(1-5.50%)):
Class A	$ 9.92	$ 20.10
Maximum Sales Charge - Class A	5.50%	5.50%
(1) Investment in securities at cost	$ 22,347	$ 119,579
(2) Securities sold short proceeds	$ —	$ 16,411

(a)	Amount is less than $500.
*	Net asset value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST
STATEMENTS OF OPERATIONS YEAR ENDED October 31, 2021
($ reported in thousands)
	Duff & Phelps Select MLP and Energy Fund	KAR Long/Short Equity Fund
Investment Income
Dividends	$ 638	$ 952
Less: return of capital distributions	(432)	—
Securities lending, net of fees	—	1
Foreign taxes withheld	(14)	—
Total investment income	192	953
Expenses
Investment advisory fees	122	1,768
Distribution and service fees, Class A	2	10
Distribution and service fees, Class C	2	5
Administration and accounting fees	22	148
Transfer agent fees and expenses	6	58
Sub-transfer agent fees and expenses, Class A	1	5
Sub-transfer agent fees and expenses, Class C	—	1
Sub-transfer agent fees and expenses, Class I	9	193
Custodian fees	— (1)	— (1)
Printing fees and expenses	6	44
Professional fees	36	23
Interest expense and/or commitment fees	— (1)	1
Registration fees	33	63
Trustees’ fees and expenses	2	8
Miscellaneous expenses	3	283
Total expenses	244	2,610
Dividend expense and interest expense on securities sold short	—	336
Total expenses, including dividend and interest expense on securities sold short	244	2,946
Less net expenses reimbursed and/or waived by investment adviser	(84)	(129)
Net expenses	160	2,817
Net investment income (loss)	32	(1,864)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	586	687
Foreign currency transactions	— (1)	—
Net change in unrealized appreciation (depreciation) on:
Investments	4,520	28,341
Securities sold short	—	(6,922)
Foreign currency transactions	— (1)	— (1)
Net realized and unrealized gain (loss) on investments	5,106	22,106
Net increase (decrease) in net assets resulting from operations	$5,138	$20,242

(1)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Duff & Phelps Select MLP and Energy Fund		KAR Long/Short Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 32	$ 65	$ (1,864)	$ (686)
Net realized gain (loss)	586	(1,153)	687	1,695
Net change in unrealized appreciation (depreciation)	4,520	(1,316)	21,419	18,432
Increase (decrease) in net assets resulting from operations	5,138	(2,404)	20,242	19,441
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(14)	—	(24)	(1)
Class C	(2)	—	(5)	(1)
Class I	(155)	—	(1,030)	(115)
Class R6	—	—	(1)	(13)
Return of Capital:
Class A	(38)	(17)	—	—
Class C	(5)	(4)	—	—
Class I	(434)	(288)	—	—
Total dividends and distributions to shareholders	(648)	(309)	(1,060)	(130)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	1,419	195	3,900	974
Class C	135	(3)	(114)	311
Class I	14,088	2,453	25,344	73,555
Class R6	—	—	204	(4,008)
Increase (decrease) in net assets from capital transactions	15,642	2,645	29,334	70,832
Net increase (decrease) in net assets	20,132	(68)	48,516	90,143
Net Assets
Beginning of period	4,760	4,828	111,665	21,522
End of Period	$ 24,892	$ 4,760	$ 160,181	$ 111,665
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets (including dividend and interest expense on securities sold short)(4)	Ratio of Gross Expenses to Average Net Assets(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Duff & Phelps Select MLP and Energy Fund
Class A
11/1/20 to 10/31/21	$ 5.19	(0.01)	4.49	4.48	(0.08)	(0.22)	—	(0.30)	—	4.18	$ 9.37	86.75%	$ 2,117	1.40% (5)	2.02%	(0.14) %	49%
11/1/19 to 10/31/20	8.09	0.06	(2.65)	(2.59)	—	(0.31)	—	(0.31)	—	(2.90)	5.19	(32.15)	317	1.40 (5)	3.11	0.95	41
11/1/18 to 10/31/19	9.26	0.14	(0.82)	(0.68)	(0.12)	(0.37)	—	(0.49)	—	(1.17)	8.09	(7.22)	447	1.40 (5)	2.59	1.56	82
11/1/17 to 10/31/18	9.39	0.02	0.07	0.09	(0.17)	(0.05)	—	(0.22)	—	(0.13)	9.26	0.79	321	1.45 (6)	2.87	0.21	29
11/1/16 to 10/31/17	9.57	— (7)	0.02	0.02	(0.10)	(0.10)	—	(0.20)	—	(0.18)	9.39	0.06	333	1.55	4.75	0.01	32
Class C
11/1/20 to 10/31/21	$ 5.12	(0.07)	4.45	4.38	(0.07)	(0.18)	—	(0.25)	—	4.13	$ 9.25	85.81%	$ 297	2.15% (5)	2.77%	(0.83) %	49%
11/1/19 to 10/31/20	8.01	0.02	(2.64)	(2.62)	—	(0.27)	—	(0.27)	—	(2.89)	5.12	(32.76)	79	2.15 (5)	3.85	0.28	41
11/1/18 to 10/31/19	9.20	(0.03)	(0.70)	(0.73)	(0.09)	(0.37)	—	(0.46)	—	(1.19)	8.01	(7.84)	126	2.16 (5)	3.36	(0.32)	82
11/1/17 to 10/31/18	9.36	(0.05)	0.05	—	(0.11)	(0.05)	—	(0.16)	—	(0.16)	9.20	(0.13)	143	2.21 (6)	3.61	(0.55)	29
11/1/16 to 10/31/17	9.54	(0.07)	0.01	(0.06)	(0.02)	(0.10)	—	(0.12)	—	(0.18)	9.36	(0.69)	145	2.30	5.47	(0.74)	32
Class I
11/1/20 to 10/31/21	$ 5.10	0.02	4.42	4.44	(0.08)	(0.24)	—	(0.32)	—	4.12	$ 9.22	87.52%	$ 22,478	1.15% (5)	1.78%	0.28%	49%
11/1/19 to 10/31/20	7.99	0.08	(2.63)	(2.55)	—	(0.34)	—	(0.34)	—	(2.89)	5.10	(32.03)	4,364	1.15 (5)	2.79	1.30	41
11/1/18 to 10/31/19	9.25	0.05	(0.70)	(0.65)	(0.24)	(0.37)	—	(0.61)	—	(1.26)	7.99	(6.98)	4,255	1.16 (5)	2.31	0.62	82
11/1/17 to 10/31/18	9.40	0.04	0.07	0.11	(0.21)	(0.05)	—	(0.26)	—	(0.15)	9.25	0.99	4,989	1.21 (6)	2.56	0.45	29
11/1/16 to 10/31/17	9.58	0.03	0.01	0.04	(0.12)	(0.10)	—	(0.22)	—	(0.18)	9.40	0.27	5,056	1.30	4.46	0.26	32

KAR Long/Short Equity Fund
Class A
11/1/20 to 10/31/21	$16.44	(0.29)	2.98	2.69	—	—	(0.14)	(0.14)	—	2.55	$18.99	16.47%	$ 5,578	2.23% (8)	2.31%	(1.59) %	19%
11/1/19 to 10/31/20	12.69	(0.20)	4.00	3.80	—	—	(0.05)	(0.05)	—	3.75	16.44	30.01	1,210	2.32 (8)	2.51	(1.34)	33
12/6/18 (9) to 10/31/19	10.00	(0.11)	2.80	2.69	—	—	—	—	—	2.69	12.69	26.90	134	2.40 (8)	4.26	(1.03)	56
Class C
11/1/20 to 10/31/21	$16.21	(0.40)	2.92	2.52	—	—	(0.14)	(0.14)	—	2.38	$18.59	15.65%	$ 456	3.00% (8)	3.01%	(2.29) %	19%
11/1/19 to 10/31/20	12.61	(0.28)	3.93	3.65	—	—	(0.05)	(0.05)	—	3.60	16.21	29.01	504	3.09 (8)	3.28	(2.02)	33
12/6/18 (9) to 10/31/19	10.00	(0.18)	2.79	2.61	—	—	—	—	—	2.61	12.61	26.10	138	3.15 (8)	5.02	(1.78)	56
Class I
11/1/20 to 10/31/21	$16.53	(0.24)	2.99	2.75	—	—	(0.14)	(0.14)	—	2.61	$19.14	16.75%	$153,771	1.98% (8)	2.07%	(1.31) %	19%
11/1/19 to 10/31/20	12.72	(0.15)	4.01	3.86	—	—	(0.05)	(0.05)	—	3.81	16.53	30.41	109,819	2.07 (8)	2.30	(1.05)	33
12/6/18 (9) to 10/31/19	10.00	(0.10)	2.82	2.72	—	—	—	—	—	2.72	12.72	27.20	17,813	2.04 (8)	3.99	(0.94)	56
Class R6
11/1/20 to 10/31/21	$16.54	(0.24)	3.01	2.77	—	—	(0.14)	(0.14)	—	2.63	$19.17	16.86%	$ 376	1.90% (8)	1.92%	(1.30) %	19%
11/1/19 to 10/31/20	12.73	(0.13)	3.99	3.86	—	—	(0.05)	(0.05)	—	3.81	16.54	30.39	132	2.07 (8)	2.24	(0.95)	33
12/6/18 (9) to 10/31/19	10.00	(0.07)	2.80	2.73	—	—	—	—	—	2.73	12.73	27.30	3,437	2.08 (8)	4.00	(0.71)	56

Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	The ratio of net expenses to average net assets excluding interest expense for the Duff & Phelps Select MLP and Energy Fund for Class A are 1.40%, 1.40% and 1.40%, Class C is 2.15%, 2.15% and 2.15% and for Class I is 1.15%, 1.15% and 1.15% for the years ended October 31, 2021, October 31, 2020 and October 31, 2019.
(6)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(7)	Amount is less than $0.005 per share.
(8)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for the KAR Long/Short Equity Fund for Class A are 1.80%, 1.80% and 1.80%, for Class C is 2.55% 2.55% and 2.55%, for Class I is 1.55%, 1.55% and 1.55% and for Class R6 is 1.48%, 1.48% and 1.48% for the years ended October 31, 2021, October 31, 2020 and the period ended October 31, 2019.
(9)	Inception date.
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST NOTES TO FINANCIAL STATEMENTS October 31, 2021
Note 1. Organization
Virtus Alternative Solutions Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report the Trust is comprised of two non-diversified funds (Duff & Phelps Select MLP and Energy Fund and KAR Long/Short Equity Fund), each having a distinct investment objective(s) outlined Fund Summary page.
There is no guarantee that a Fund will achieve its objective(s).
All of the Funds offer Class A shares, Class C shares and Class I shares. The KAR Long/Short Equity Fund also offer Class R6 shares.
Effective February 1, 2021, Class A shares of the Funds are sold with a front-end sales charge of up to 5.50% with some exceptions. Prior to February 1, 2021, Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares of the same Fund following a required holding period, which as of March 1, 2021, was eight years. From January 1, 2019 to February 28, 2021, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, were automatically converted to Class A shares ten years after the purchase date. If an investor intends to purchase greater than $999,999 of Class C shares, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
The Trust is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

VIRTUS ALTERNATIVE SOLUTIONS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021
     •    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REIT and MLP investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The Duff & Phelps Select MLP and Energy Fund invests in MLPs that make distributions that are primarily attributable to return of capital. The actual amounts of income, return of capital, and capital gains are only determined by each REIT and MLP after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.

VIRTUS ALTERNATIVE SOLUTIONS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Short Sales
Each Fund may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, a Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.
In addition, in accordance with the terms of its prime brokerage agreement, KAR Long/Short Equity Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The dividends on short sales and rebate income/fees are recorded under “Dividend expense and interest expense on securities sold short” on the Statement of Operations.
H.	Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At October 31, 2021, the Funds had no securities on loan.
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Alternative Investment Advisers, Inc. (“VAIA” or the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund.

	1st $1 Billion	$1+ Billion
Duff & Phelps Select MLP and Energy Fund	0.90%	0.85%
KAR Long/Short Equity Fund	1.25	1.20

B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser.
The subadvisers and the Funds they serve as of the end of the period are as follows: Duff & Phelps Investment Management Co. (“Duff & Phelps”), an indirect wholly-owned subsidiary of Virtus, for Duff & Phelps Select MLP and Energy Fund; and Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an indirect wholly-owned subsidiary of Virtus, for KAR Long/Short Equity Fund.

VIRTUS ALTERNATIVE SOLUTIONS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through February 28, 2022. Effective June 25, 2021, the Adviser contractually agreed to extend the limit for Duff & Phelps Select MLP and Energy Fund until June 26, 2023. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class C	Class I	Class R6
Duff & Phelps Select MLP and Energy Fund	1.40%	2.15%	1.15%	N/A
KAR Long/Short Equity Fund	1.80	2.55	1.55	1.48%
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending October 31:

	Expiration
Fund	2022	2023	2024	Total
Duff & Phelps Select MLP and Energy Fund
Class A	$ 29	$ 9	$ 6	$ 44
Class C	2	2	1	5
Class I	58	75	77	210
KAR Long/Short Equity Fund
Class A	2	1	3	6
Class C	2	1	— (1)	3
Class I	100	140	126	366
Class R6	53	5	— (1)	58
(1)	Amount is less than $500.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the year ended October 31, 2021, there were $1 in commissions for Class A shares and less than $500 in CDSC for Class A shares and Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares and 1.00% for Class C shares. Class I and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the year ended October 31, 2021, the Funds incurred administration fees totaling $170 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the year ended October 31, 2021, the Funds incurred transfer agent fees totaling $64 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Affiliated Shareholders
At October 31, 2021, Virtus and its affiliates held shares of certain Funds, which may be redeemed at any time, that aggregated to the following:

VIRTUS ALTERNATIVE SOLUTIONS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021
	Shares	Aggregate Net Asset Value
Duff & Phelps Select MLP and Energy Fund
Class A	10,601	$ 99
Class C	10,431	96
Class I	854,525	7,879
KAR Long/Short Equity Fund
Class R6	15,157	291
H.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at October 31, 2021.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities and written options) during the year ended October 31, 2021, were as follows:
	Purchases	Sales
Duff & Phelps Select MLP and Energy Fund	$ 8,802	$ 6,663
KAR Long/Short Equity Fund	57,728	28,981
There were no purchases or sales of long-term U.S. Government and agency securities during the year ended October 31, 2021.
Note 5. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Duff & Phelps Select MLP and Energy Fund
	Year Ended October 31, 2021		Year Ended October 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	240	$ 2,035	112	$ 801
Reinvestment of distributions	5	48	3	14
Shares repurchased	(80)	(664)	(109)	(620)
Net Increase / (Decrease)	165	$ 1,419	6	$ 195
Class C
Shares sold	24	$ 193	— (1)	$ 1
Reinvestment of distributions	— (1)	4	— (1)	1
Shares repurchased	(7)	(62)	(1)	(5)
Net Increase / (Decrease)	17	$ 135	(1)	$ (3)
Class I
Shares sold	27	$ 212	405	$ 2,859
Shares Issued-Merger(2)	2,835	24,844	—	—
Reinvestment of distributions	45	412	21	114
Shares repurchased	(1,323)	(11,380)	(104)	(520)
Net Increase / (Decrease)	1,584	$ 14,088	322	$ 2,453
(1)	Amount is less than $500 or 500 shares.
(2)	See Note 11 in Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021
	KAR Long/Short Equity Fund
	Year Ended October 31, 2021		Year Ended October 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	316	$ 5,616	104	$ 1,571
Reinvestment of distributions	1	24	— (1)	— (1)
Shares repurchased and cross class conversions	(97)	(1,740)	(41)	(597)
Net Increase / (Decrease)	220	$ 3,900	63	$ 974
Class C
Shares sold and cross class conversions	8	$ 134	58	$ 789
Reinvestment of distributions	— (1)	4	— (1)	— (1)
Shares repurchased and cross class conversions	(14)	(252)	(38)	(478)
Net Increase / (Decrease)	(6)	$ (114)	20	$ 311
Class I
Shares sold and cross class conversions	3,139	$ 56,417	5,840	$ 81,713
Reinvestment of distributions	59	1,028	9	115
Shares repurchased and cross class conversions	(1,808)	(32,101)	(603)	(8,273)
Net Increase / (Decrease)	1,390	$ 25,344	5,246	$ 73,555
Class R6
Shares sold and cross class conversions	12	$ 204	1	$ 22
Reinvestment of distributions	— (1)	— (1)	—	—
Shares repurchased and cross class conversions	—	—	(263)	(4,030)
Net Increase / (Decrease)	12	$ 204	(262)	$ (4,008)
(1)	Amount is less than $500 or 500 shares.
Note 6. 10% Shareholders
As of October 31, 2021, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts
Duff & Phelps Select MLP and Energy Fund	51%	3 *
KAR Long/Short Equity Fund	87	2
*	Includes affiliated shareholder account(s).
Note 7. Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
The Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

VIRTUS ALTERNATIVE SOLUTIONS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021
At October 31, 2021, the following Funds held securities issued by various companies in specific sectors as detailed below:
Fund	Sector	Percentage of Total Investments
Duff & Phelps Select MLP and Energy Fund	Diversified (MLP)	27%
Duff & Phelps Select MLP and Energy Fund	Gathering/ Processing	28
KAR Long/Short Equity Fund	Information Technology	30
Note 8.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 9. Redemption Facility
($ reported in thousands)
On September 18, 2017, Duff & Phelps Select MLP and Energy Fund and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). Effective June 14, 2021, the Credit Agreement was increased to a $250,000 unsecured line of credit. KAR Long/Short Equity Fund was added to the Credit Agreement in March of 2019. This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth of total net assets for the Funds, in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 10, 2022. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the year ended October 31, 2021, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this credit agreement upon certain circumstances such as an event of default.
The following Fund had an outstanding loan during the period. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Duff & Phelps Select MLP And Energy Fund	$ — (1)	$1,100	1.33%	1
(1)	Amount is less than $500.
Note 10. Federal Income Tax Information
($ reported in thousands)
At October 31, 2021, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Duff & Phelps Select MLP and Energy Fund	$ 22,729	$ 3,216	$ (841)	$ 2,375
KAR Long/Short Equity Fund	119,579	50,314	(1,144)	49,170
KAR Long/Short Equity Fund (Short Sales)	(16,411)	353	(8,199)	(7,846)

VIRTUS ALTERNATIVE SOLUTIONS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021
Certain Funds have capital-loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. The capital loss carryforwards acquired in the reorganization of the Virtus Duff & Phelps Select MLP and Midstream Energy Fund into the Duff & Phelps Select MLP and Energy Fund on June 25, 2021 (See Note 11) are subject to expiration. For the fiscal year ended October 31, 2021, the Funds’ capital loss carryovers were as follows:
Fund	Short-Term	Long-Term
Duff & Phelps Select MLP and Energy Fund
Expires 10/31/2022	$ 8,127	—
Expires 10/31/2023	15,978	—
Expires 10/31/2024	91,225	—
Sub Total	115,330	—
No Expiration	234	$433
Total	$115,564	$433
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
	Undistributed Long-Term Capital Gains	Late Year Ordinary Losses Deferred
Duff & Phelps Select MLP and Energy Fund	$ —	$ 201
KAR Long/Short Equity Fund	581	1,575
The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal years ended October 31, 2021 and 2020 were as follows:
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Duff & Phelps Select MLP and Energy Fund
10/31/21	$171	$ —	$477	$ 648
10/31/20	—	—	309	309
KAR Long/Short Equity Fund
10/31/21	954	106	—	1,060
10/31/20	129	—	—	129
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 11. Reorganization
($ reported in thousands)
On May 19, 2021, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) with respect to Virtus Duff & Phelps Select MLP and Midstream Energy Fund (the “Merged Fund”), a series of the Trust, and Duff & Phelps Select MLP and Energy Fund (the “Acquiring Fund”), a series of the Trust, which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to allow shareholders of both funds to own shares of a larger combined fund and to allow shareholders of the Merged Fund to own shares of a fund with a similar investment objective and style as, and potentially lower expenses than, the Merged Fund. The reorganization was accomplished by a tax-free exchange of shares on June 25, 2021. The Merged Fund’s investments were transferred at fair market value to the Acquiring Fund on the merger date.

VIRTUS ALTERNATIVE SOLUTIONS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021
The share transactions associated with the merger are as follows:
Merged Fund	Shares Outstanding	Acquiring Fund	Shares Converted		Merged Fund Net Asset Value of Converted Shares
Virtus Duff & Phelps Select MLP and Midstream Energy Fund	2,623,355	Duff & Phelps Select MLP and Energy Fund	Class I	2,834,705	$24,844
The net assets before the acquisition were as follows:
Merged Fund	Net Assets	Acquiring Fund	Net Assets
Virtus Duff & Phelps Select MLP and Midstream Energy Fund	$24,844	Duff & Phelps Select MLP and Energy Fund	$9,617
The net assets of the Acquiring Fund immediately following the acquisition were $34,461.
Assuming the acquisition had been completed on November 1, 2020 the Duff & Phelps Select MLP and Energy Fund’s pro-forma results of operations for the period ended October 31, 2021, would have been as follows:
Net investment income (loss)	$(1,023) (a)
Net realized and unrealized gain (loss) on investments	15,555 (b)
Net increase (decrease) in net assets resulting from operations	$ 14,532
(a) $32, as reported in the Statement of Operations, plus $(1,055) Net investment income from Virtus Duff & Phelps Select MLP and Midstream Energy Fund pre-merger.
(b) $5,106, as reported in the Statement of Operations, plus $10,449 Net realized and unrealized gain (loss) on investments from Virtus Duff & Phelps Select MLP and Midstream Energy Fund pre-merger.
Because the Merged Fund and Acquiring Fund have been managed as an integrated single Fund since the completion date it is not feasible to separate the income/(losses) and gains/(losses) of the merged Virtus Duff & Phelps Select MLP and Midstream Energy Fund that have been included in the acquiring Duff & Phelps Select MLP and Energy Fund’s Statement of Operations since June 25, 2021.
Note 12. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or the subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 13. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Alternative Solutions Trust and Shareholders of Virtus Duff & Phelps Select MLP and Energy Fund and Virtus KAR Long/Short Equity Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Duff & Phelps Select MLP and Energy Fund and Virtus KAR Long/Short Equity Fund (constituting Virtus Alternative Solutions Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, and broker. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2021
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
TAX INFORMATION NOTICE (Unaudited)
October 31, 2021
TAX INFORMATION (Unaudited)
The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2022, the Funds will notify applicable shareholders of amounts for use in preparing 2021 U.S. federal income tax forms. Shareholders should consult their tax advisors. With respect to distributions paid during the fiscal year ended October 31, 2021, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
	Qualified Dividend Income % (non-corporate shareholder)	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
Duff & Phelps Select MLP and Energy Fund	100.00%	44.43%	$ —
KAR Long/Short Equity Fund	—	—	687

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)
Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds. Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
At a meeting of the Board held on May 17-19, 2021, the Board received a report from the Program Administrator addressing the operation and management of the Program for calendar year 2020 (the “Review Period”). The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Funds. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.

FUND MANAGEMENT TABLES (Unaudited)
October 31, 2021
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2016 99 Portfolios	Retired.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 96 Portfolios	Private Investor (since 2021); Professor and Dean Emeritus (2015 to 2021), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 96 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (55 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 96 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
October 31, 2021
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McLoughlin, Philip YOB: 1946 Served Since: 2013 106 Portfolios	Retired.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2021), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Advisory Board Member (since 2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (55 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2016 99 Portfolios	Retired.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (55 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 96 Portfolios	Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2020 103 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020), Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
October 31, 2021
Interested Trustee
The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2013 108 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee and President (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); and Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (55 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Advisory Board Members
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Cogan, Sarah E. YOB: 1956 Served Since: 2021 103 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2018); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2019), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
October 31, 2021
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
DeCotis, Deborah A. YOB: 1952 Served Since: 2021 103 Portfolios	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); Trustee, Stanford University (2010 to 2015); and Principal, LaLoop LLC, a retail accessories company (1999 to 2014).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (12 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Managed Accounts Trust (5 portfolios); and Trustee (since 2011), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2021 103 Portfolios	Owner/Operator (since 1998), Drummond Ranch; formerly Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board;, Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus AllianzGI Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (12 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Moyer, William R. YOB: 1944 Served Since: 2020 96 Portfolios	Private investor (since 2004); and Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (2020 to 2021) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (2 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
October 31, 2021
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2013 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Senior Vice President (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Vice President (2016 to 2017), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Chief Financial Officer and Treasurer (since 2013).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (2016 to 2021), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
October 31, 2021
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Interim Chief Legal Officer (since 2021); Senior Vice President (since 2017) and Assistant Secretary (since 2013).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Interim Chief Legal Officer, Senior Vice President and Assistant Secretary (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Interim Chief Legal Officer, Senior Vice President and Assistant Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Assistant Secretary, (since 2021), Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Interim Chief Legal Officer (since 2021), Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Interim Chief Legal Officer (since 2021), Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Interim Chief Legal Officer (since 2021), Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (2015 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Interim Chief Legal Officer (since 2021), Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2013).	Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Vice President and Assistant Secretary (since 2021), AllianzGI Closed-End Funds; Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income Inc.; Assistant Secretary (since 2020), Duff & Phelps Utility and Corporate Bond Trust Inc.; Vice President, Chief Legal Officer and Secretary (since 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus Closed-End Funds; Senior Vice President (2018 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Senior Vice President (since 2018), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
October 31, 2021
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Executive Vice President, Product Management (since 2021), and Executive Vice President and Chief Operating Officer (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Executive Vice President (since 2021), Virtus Mutual Fund Family, Virtus Investment Trust, Virtus Strategy Trust, Virtus Global Multi-Sector Income Fund, and Virtus Total Return Fund Inc.; Executive Vice President (May to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

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VIRTUS ALTERNATIVE SOLUTIONS TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Advisory Board Members
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
William R. Moyer
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President, Interim Chief Legal Officer and Assistant Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Alternative Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or visit Virtus.com.
8555	12-21

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Effective October 1, 2021, the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions was amended. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that Donald C. Burke, Connie D. McDaniel and Brian T. Zino each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $41,600 for 2021 and $78,600 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,272 for 2021 and $4,700 for 2020. Such audit-related fees include out of pocket expenses and fees related to a new fund launch.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $24,725 for 2021 and $19,919 for 2020.

“Tax Fees” are primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of Virtus Alternative Solutions Trust (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Connie D. McDaniel, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $26,997 for 2021 and $24,619 for 2020.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s most recent fiscal period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item  13. Exhibits.

(a)(1)     Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)    Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1) Not applicable.

(a)(2)(2) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Alternative Solutions Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	1/5/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	1/5/22

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
(principal financial and accounting officer)

Date	1/5/22

* Print the name and title of each signing officer under his or her signature.